UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8059

Cohen & Steers Global Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2011. The net asset values (NAV) per share at that date were $36.58, $36.53, $36.39 and $36.73 for Class A, Class B, Class C and Class I shares, respectively

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2011	Year Ended December 31, 2011
Cohen & Steers Global Realty Shares—Class A	–13.62%	–9.42%
Cohen & Steers Global Realty Shares—Class B	–13.93%	–10.02%
Cohen & Steers Global Realty Shares—Class C	–13.91%	–10.02%
Cohen & Steers Global Realty Shares—Class I	–13.47%	–9.11%
FTSE EPRA/NAREIT Developed Real Estate Index—net[a]	–11.49%	–6.46%
S&P 500 Index[a]	–3.69%	2.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged portfolio of approximately 297 constituents from 22 countries and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Investment Review

In a volatile year for equities, global real estate securities had a negative return, reflecting a meaningful slowdown in global economic growth. Performance diverged sharply across regions, with losses in Europe and Asia Pacific more than offsetting gains in North America.

The year started with positive momentum fueled by strong corporate earnings. Fiscal strains in Europe and the devastating earthquake in Japan produced periods of high volatility, but markets remained generally resilient. In the third quarter, however, new data in the U.S. suggested the recovery was on a weaker trajectory than previously expected, causing risk premiums to rise rapidly for all types of assets. Investor confidence was further eroded by the growing risk of a Greek default, sparking fears of heavy bank losses and fiscal contagion. Finally, the debate over raising the U.S. debt ceiling was followed quickly by a downgrade of the U.S. credit rating by Standard & Poor's, precipitating a rapid decline in global equities in August. By October, stocks began to recover amid improving U.S. economic data and signs of progress in Europe. Markets also responded to a shift by central banks toward looser monetary policy, as slowing global growth helped ease inflation pressures.

Despite economic headwinds and heightened volatility, operating fundamentals for commercial real estate continued to improve. By our estimates, cash flows for listed property companies globally grew an average of 4.6% during the year, on par with the historical average.

North America outperformed by a wide margin

U.S. REITs overcame sluggish economic growth to advance 8.3%, as measured by the FTSE NAREIT Equity REIT Index. Larger and better capitalized REITs demonstrated ample access to capital via equity and bond offerings, and they were able to refinance lines of credit on favorable terms. Self storage REITs (+35.2%b total return) led all property sectors, benefiting from accelerating cash flow growth coupled with market share gains from smaller private operators. Regional malls (+22.0%) also outperformed. In a trend seen throughout the U.S REIT market, mall owners with better assets and stronger balance sheets outperformed their peers. Cyclical property sectors such as industrial (–5.2%) and hotels (–14.3%) underperformed, although apartment landlords (+15.1%) gained on improving employment trends among college-educated workers.

Canada (+15.1%c) had the best return among developed markets, as investors were attracted to the economy's relative stability. The western region was particularly strong, as the boom in natural resources spurred demand for all property types.

Europe had sharp declines amid worsening fiscal crisis

The U.K. (–7.9%) benefited from not being in the eurozone, but still struggled as economic growth deteriorated rapidly in response to successive rounds of austerity measures. Returns were better for retail and office landlords focused on the London metro market, where occupancies and rents were relatively stable and cash flows continued to grow, primarily through debt cost reductions and other

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

c  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

expense savings. Companies with speculative development pipelines generally underperformed due to their lack of tenant demand and dependence on bank financing, as banks pulled back their lending operations amid heavy pressure to raise capital.

In France (–8.4%), most property companies saw double-digit declines amid fears of French bank exposure to troubled sovereign debt. However, the country's relative return was lifted by Unibail-Rodamco, which benefited from a strong balance sheet, ready access to low-cost debt and a portfolio consisting largely of high-quality retail assets in France and northern Europe, where demand has proven more stable. Market rates for office and retail space declined, but landlords had positive growth in net operating income due to rent indexation, which allowed them to raise in-place rents based on inflation data.

Although Germany (–18.2%) had a relatively strong economy, companies suffered from a sharp deceleration in growth expectations. Similarly, Scandinavia was among the fastest regions to recover from the 2008 financial crisis, but slowed rapidly in 2011, leading to substantial declines in its property stocks. The Netherlands (–24.5%) underperformed given its companies' secondary assets and exposure to southern Europe, while Belgium (–3.4%), which is more focused on local markets, did relatively better. Switzerland (+5.5%) was the only European property market with a gain, as investors favored its defensive characteristics, conservative fiscal policy, stable currency and strong property fundamentals.

Restrictive policies and challenged residential markets weighed on Asia Pacific

Hong Kong (–25.3%) had steep losses as high inflation and policy tightening generated strong headwinds to growth. Policies targeting the luxury housing market proved effective in reversing the rapid rise in prices, hurting residential developers as unit prices and sales volumes declined. In November, a surprise reduction in China's reserve requirement ratio provided hope for improving demand on the mainland, though there was no signal that property-focused restrictions would be eased in the near term. Landlords had generally smaller declines than developers amid strong tenant demand and minimal new supply.

Singapore (–26.8%) had a similar story, with developers suffering significant losses due to increasingly severe administrative restrictions on home purchases. Domestic demand remained strong, but the country's reliance on exports made it particularly vulnerable to the global economic slowdown. Singapore was also one of the rare markets to see new office supply scheduled for development, which diminished the potential for rent growth through 2013.

In Japan (–26.1%), the economy was just beginning to recover when the earthquake and nuclear crisis in March pulled it back into recession. A strong currency and slowing exports added to the economic strain. As part of the post-quake stimulus efforts, the Bank of Japan stepped up its program of purchasing J-REITs, while developers saw a surprising recovery in demand for condos. However, neither was enough to offset the very challenging macro conditions seen throughout the year, and Japanese property companies performed poorly.

Australia (–2.0%) significantly outperformed the region following a poor showing in 2010. With floods in Queensland and declining demand for natural resources slowing the economy and helping to keep inflation in check, the Reserve Bank of Australia began cutting overnight lending rates to support growth. Homebuilders performed well in response (after having suffered earlier in the year), as did high-quality office and retail landlords.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Global Real Estate Securities Total Returns by Country
January 1, 2011—December 31, 2011

Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index. U.S. returns as measured by the FTSE NAREIT Equity REIT Index.
Source: EPRA, NAREIT.

Fund performance

The Fund had a negative return for the year and underperformed its benchmark. Much of the underperformance came in August, when our U.S. allocation reflected expectations for modest but steady U.S. economic growth, with overweights in cyclical sectors such as hotels and industrial REITs. As equity prices adjusted to a much slower growth outlook, our positioning in the U.S. weighed meaningfully on relative performance. Other detractors included stock selection in the U.K. and Hong Kong. We were also underweight Switzerland due to valuation concerns, but investors showed a willingness to pay a high premium for safety, and our position hurt relative performance.

Stock selection in Japan also detracted from relative performance, but this was more than offset by the benefit of our underweight in the country. Other positive factors included stock selection in Germany and France, as well as our underweight in the Netherlands.

Our out-of-index allocations to emerging markets had mixed results. Our position in the Philippines substantially outperformed, benefiting from strong growth in retail spending. Our allocation to Brazil had a positive return in local currency terms, but a decline in the Brazilian real resulted in a negative contribution to the Fund's net return.

Investment Outlook

Our macro outlook has turned more positive given the global shift toward monetary easing as well as U.S. economic data confirming steadily improving growth. However, we expect the fiscal crisis plaguing Europe to remain an overhang, as the region is likely heading into recession, making a long-term resolution increasingly difficult. Despite these challenges, we believe fundamentals for global real

COHEN & STEERS GLOBAL REALTY SHARES, INC.

estate securities will continue to improve broadly, with the lack of new supply coupling with growing demand and effective expense reduction to generate meaningful cash flow growth.

We remain materially underweight Europe and Japan, and overweight Asia Pacific (ex-Japan). We also have selective allocations to well-established companies in emerging markets whose business models are positioned to benefit from secular growth in consumer spending among emerging middle classes. We are meaningfully overweight high-quality retail and offices in major city centers globally, where tenant demand has been more resilient and supply far more constrained. Finally, we have allocations in specific property sectors and geographies where stronger cyclical recovery is emerging as a driver of outsized cash flow growth. Examples in the U.S. are data centers, self storage and university campus housing.

U.S. property fundamentals remain attractive

We are somewhat more cautious toward the U.S. following its strong performance in 2011, but we are encouraged by an increasingly positive economic recovery and are adjusting our growth estimates accordingly. We continue to favor high-quality retail and industrial owners, as well as the apartment sector, which has been one of the few sectors with demand strong enough to warrant new supply. We are also overweight premium outlets, self storage and life sciences. We remain underweight suburban offices, secondary retail and health care properties.

Staying underweight Europe

Within the framework of our generally negative stance toward Europe, we see pockets of opportunity, including London's prime office and retail markets, as well as Scandinavia and Germany, which should benefit from their relatively healthy economies. We have a constructive view of France's prime retail markets, but we expect growth to be modest and largely derived from rent indexation and debt cost reduction. We have limited or no exposure to second-tier office and retail markets or companies based in peripheral regions, such as Italy, Spain and Greece.

Asia Pacific should benefit from easing trend

We see China's recent move to lower its reserve requirement ratio as a key inflection point in the region, marking the beginning of a slow shift toward policy easing that should help stabilize demand. We do not, however, anticipate aggressive stimulatory actions or easing of residential home buying restrictions in the near term. Within our Hong Kong allocation, we have taken a more favorable view of developers with operations in China given their excessively low valuations and potential upside as inflation moderates. Australia also appears attractive (especially prime office and retail properties), as lower lending costs and falling inflation should lead directly to lower cap rates and higher property values. However, we are cognizant of Australia's exposure to deceleration in China and the impact this may have on export growth.

We remain underweight in Japan, as a deflationary environment is likely to continue, putting pressure on real estate values. However, expectations of improving condo sales due to incentives and low interest rates may benefit developers on a relative basis. We are also cautious toward Singapore's historically cyclical office and hotel operators, as slowing exports are likely to remain a headwind to the country's economy, while new supply of office space will likely limit rent growth over the medium term.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	SCOTT CROWE

Portfolio Manager	Portfolio Manager

GERIOS J. M. ROVERS	LUKE SULLIVAN

Portfolio Manager	Portfolio Manager

CHARLES J. MCKINLEY	ROGIER QUIRIJNS

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class B—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2011

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–13.50%[c]	–14.52%[d]	–10.92%[f]	—
1 Year (without sales charge)	–9.42%	–10.02%	–10.02%	–9.11%
5 Years (with sales charge)	–8.35%[c]	–8.47%[e]	–8.10%	—
5 Years (without sales charge)	–7.50%	–8.10%	–8.10%	–7.19%
10 Years (without sales charge)	—	—	—	8.83%
Since Inception[f] (with sales charge)	1.80%[c]	1.77%	1.78%	—
Since Inception[f] (without sales charge)	2.45%	1.77%	1.78%	7.87%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The expense ratios for each class of shares as disclosed in the May 1, 2011 prospectuses were as follows: Class A—1.56%; Class B and Class C—2.21% and Class I—1.21%.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  The linked benchmark is represented by the performance of the FTSE NAREIT Equity REIT Index from September 30, 2004 through September 30, 2007 for Class A, Class B and Class C shares and from December 31, 2001 through September 30, 2007 for Class I shares and the FTSE EPRA/NAREIT Developed Real Estate Index from October 1, 2007 through December 31, 2011. The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 5%.

e  Reflects a contingent deferred sales charge of 2%.

f  Reflects a contingent deferred sales charge of 1%.

g  Inception dates: September 30, 2004 for Class A, B, and C and May 8, 1997 for Class I.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011—December 31, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[a] July 1, 2011– December 31, 2011
Class A
Actual (–13.62% return)	$1,000.00	$863.80	$7.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.09	$8.19
Class B
Actual (–13.93% return)	$1,000.00	$860.70	$10.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.81	$11.47
Class C
Actual (–13.91% return)	$1,000.00	$860.90	$10.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.81	$11.47
Class I
Actual (–13.47% return)	$1,000.00	$865.30	$5.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.85	$6.41

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.61%, 2.26%, 2.26% and 1.26%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

DECEMBER 31, 2011
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$21,150,931	5.7%
Sun Hung Kai Properties Ltd.	16,155,793	4.3
Unibail-Rodamco	11,952,999	3.2
Equity Residential	11,134,024	3.0
HCP	10,778,014	2.9
Westfield Group	8,847,083	2.4
Hongkong Land Holdings Ltd. (USD)	7,826,052	2.1
China Overseas Land & Investment Ltd.	7,633,843	2.1
Mitsui Fudosan Co., Ltd.	7,596,379	2.0
Westfield Retail Trust	7,040,360	1.9

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2011

		Number of Shares	Value
COMMON STOCK	97.6%
AUSTRALIA	10.0%
DIVERSIFIED	4.9%
BGP Holdings PLC (EUR)[a,b,c]		4,151,319	$0
Dexus Property Group		3,968,821	3,369,228
GPT Group		1,976,252	6,205,425
Mirvac Group		3,040,875	3,670,045
Stockland		1,585,487	5,173,021
			18,417,719
OFFICE	0.8%
Commonwealth Property Office Fund		3,082,785	3,011,185
RETAIL	4.3%
Westfield Group		1,107,537	8,847,083
Westfield Retail Trust		2,764,424	7,040,360
			15,887,443
TOTAL AUSTRALIA			37,316,347
BRAZIL	2.0%
OFFICE	1.0%
BR Properties SA		366,213	3,632,189
RETAIL	1.0%
Aliansce Shopping Centers SA		121,741	930,068
BR Malls Participacoes SA		279,066	2,710,991
			3,641,059
TOTAL BRAZIL			7,273,248
CANADA	4.7%
DIVERSIFIED	0.5%
Dundee Real Estate Investment Trust		34,226	1,097,584
Dundee Real Estate Investment Trust, 144Ad		27,543	883,268
			1,980,852
OFFICE	1.4%
Brookfield Office Properties (USD)		333,486	5,215,721
RESIDENTIAL	0.5%
Boardwalk REIT		35,546	1,759,941

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
RETAIL	2.3%
Primaris Retail REIT		192,647	$3,897,379
RioCan REIT		175,758	4,559,788
			8,457,167
TOTAL CANADA			17,413,681
FRANCE	3.2%
RETAIL
Unibail-Rodamco		66,490	11,952,999
GERMANY	1.8%
OFFICE	0.5%
Alstria Office REIT AG		158,777	1,889,752
RESIDENTIAL	1.3%
Deutsche Wohnen AG		364,889	4,847,726
TOTAL GERMANY			6,737,478
HONG KONG	14.5%
DIVERSIFIED	8.1%
China Resources Land Ltd.		1,594,000	2,553,158
Hang Lung Properties Ltd.		255,000	725,607
Henderson Land Development Co., Ltd.		361,000	1,794,170
Sino Land Co., Ltd.		3,751,000	5,341,599
Soho China Ltd.		1,343,499	896,058
Sun Hung Kai Properties Ltd.		1,288,912	16,155,793
Wharf Holdings Ltd.		610,624	2,767,487
			30,233,872
OFFICE	2.1%
Hongkong Land Holdings Ltd. (USD)		1,723,800	7,826,052
RESIDENTIAL	2.8%
China Overseas Land & Investment Ltd.		4,567,720	7,633,843
Country Garden Holdings Co.		6,857,998	2,569,564
			10,203,407
RETAIL	1.5%
Link REIT		1,530,500	5,635,967
TOTAL HONG KONG			53,899,298
INDIA	0.2%
RETAIL
Phoenix Mills Ltd.		261,044	811,077

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
JAPAN	5.9%
DIVERSIFIED	4.5%
Mitsubishi Estate Co., Ltd.		427,000	$6,379,758
Mitsui Fudosan Co., Ltd.		521,117	7,596,379
Nomura Real Estate Holdings		179,300	2,669,583
			16,645,720
OFFICE	0.9%
Nippon Building Fund		419	3,429,518
RESIDENTIAL	0.5%
Advance Residence Investment		1,042	2,010,355
TOTAL JAPAN			22,085,593
NETHERLANDS	0.5%
RETAIL
Eurocommercial Properties NV		57,002	1,809,697
PHILIPPINES	1.0%
RETAIL
SM Prime Holdings		12,437,176	3,771,849
SINGAPORE	3.1%
INDUSTRIAL	1.4%
Ascendas REIT		765,000	1,079,334
Global Logistic Properties Ltd.[c]		3,063,000	4,144,455
			5,223,789
OFFICE	0.8%
CapitaCommercial Trust		3,372,000	2,742,731
RETAIL	0.9%
CapitaMall Trust		2,576,000	3,376,277
TOTAL SINGAPORE			11,342,797
SWEDEN	1.2%
OFFICE
Castellum AB		148,274	1,837,791
Fabege AB		358,180	2,805,255
			4,643,046
SWITZERLAND	0.5%
OFFICE
PSP Swiss Property AG		21,950	1,836,762

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
UNITED KINGDOM	4.1%
DIVERSIFIED	2.5%
British Land Co., PLC		930,883	$6,686,184
Land Securities Group PLC		280,572	2,769,053
			9,455,237
RETAIL	1.6%
Hammerson PLC		1,015,967	5,680,068
TOTAL UNITED KINGDOM			15,135,305
UNITED STATES	44.9%
DIVERSIFIED	2.3%
American Assets Trust		83,985	1,722,532
Forest City Enterprises[c]		108,338	1,280,555
Vornado Realty Trust		74,323	5,712,466
			8,715,553
HEALTH CARE	4.0%
HCP		260,150	10,778,014
Health Care REIT		6,307	343,921
Ventas		65,306	3,600,320
			14,722,255
HOTEL	3.4%
Hersha Hospitality Trust		350,219	1,709,069
Host Hotels & Resorts		466,125	6,884,666
Hyatt Hotels Corp., Class Ac		112,051	4,217,600
			12,811,335
INDUSTRIAL	3.1%
DCT Industrial Trust		566,260	2,899,251
First Industrial Realty Trust[c]		311,512	3,186,768
ProLogis		187,034	5,347,302
			11,433,321
OFFICE	6.6%
Alexandria Real Estate Equities		64,499	4,448,496
BioMed Realty Trust		151,844	2,745,340
Boston Properties		42,490	4,232,004
Douglas Emmett		100,420	1,831,661
Kilroy Realty Corp.		92,049	3,504,305
Liberty Property Trust		97,520	3,011,418

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
SL Green Realty Corp.		71,916	$4,792,482
			24,565,706
RESIDENTIAL	10.4%
APARTMENT	9.7%
Apartment Investment & Management Co.		191,831	4,394,848
AvalonBay Communities		35,759	4,670,125
BRE Properties		74,728	3,772,269
Colonial Properties Trust		102,075	2,129,285
Education Realty Trust		288,047	2,946,721
Equity Residential		195,231	11,134,024
Essex Property Trust		10,599	1,489,266
Post Properties		53,736	2,349,338
UDR		121,514	3,050,001
			35,935,877
MANUFACTURED HOME	0.7%
Equity Lifestyle Properties		42,145	2,810,650
TOTAL RESIDENTIAL			38,746,527
SELF STORAGE	3.2%
CubeSmart		207,923	2,212,301
Extra Space Storage		123,583	2,994,416
Public Storage		48,585	6,532,739
			11,739,456
SHOPPING CENTER	10.7%
COMMUNITY CENTER	2.6%
Federal Realty Investment Trust		20,881	1,894,951
Kimco Realty Corp.		112,458	1,826,318
Regency Centers Corp.		90,881	3,418,943
Weingarten Realty Investors		118,587	2,587,568
			9,727,780
REGIONAL MALL	8.1%
CBL & Associates Properties		88,690	1,392,433
General Growth Properties		326,367	4,902,032
Simon Property Group		164,037	21,150,931
Taubman Centers		42,818	2,658,998
			30,104,394
TOTAL SHOPPING CENTER			39,832,174

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
SPECIALTY	1.2%
Digital Realty Trust		30,401	$2,026,835
DuPont Fabros Technology		106,455	2,578,340
			4,605,175
TOTAL UNITED STATES			167,171,502
TOTAL COMMON STOCK (Identified cost–$333,227,822)			363,200,679
SHORT-TERM INVESTMENTS	0.1%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[e]		150,000	150,000
Federated Government Obligations Fund, 0.01%[e]		150,000	150,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$300,000)			300,000
TOTAL INVESTMENTS (Identified cost—$333,527,822)	97.7%		363,500,679
OTHER ASSETS IN EXCESS OF LIABILITIES	2.3		8,530,468
NET ASSETS	100.0%		$372,031,147

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.0% of the net assets of the Fund.

c  Non-income producing security.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.2% of net assets of the Fund, of which 0.0% are illiquid.

e  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

Sector Summary	% of Net Assets
Diversified	22.8%
Retail	16.5%
Office	15.8%
Residential	15.5%
Shopping Center	10.7%
Industrial	4.5%
Health Care	4.0%
Hotel	3.4%
Self Storage	3.2%
Specialty	1.2%
Other	2.4%
100.0%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments in securities, at value (Identified cost—$333,527,822)	$363,500,679
Cash	98,522
Receivable for:
Investment securities sold	7,115,674
Fund shares sold	2,339,888
Dividends	1,580,557
Other assets	12,273
Total Assets	374,647,593
LIABILITIES:
Payable for:
Fund shares redeemed	1,014,558
Investment securities purchased	1,002,151
Investment advisory fees	286,134
Distribution fees	6,494
Administration fees	6,359
Shareholder servicing fees	2,334
Directors' fees	373
Other liabilities	298,043
Total Liabilities	2,616,446
NET ASSETS	$372,031,147
NET ASSETS consist of:
Paid-in capital	$467,962,160
Dividends in excess of net investment income	(5,716,084)
Accumulated net realized loss	(120,191,257)
Net unrealized appreciation	29,976,328
$372,031,147

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2011

CLASS A SHARES:
NET ASSETS	$122,788,538
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,356,580
Net asset value and redemption price per share	$36.58
Maximum offering price per share ($36.58 ÷ 0.955)[a]	$38.30
CLASS B SHARES:
NET ASSETS	$910,848
Shares issued and outstanding ($0.001 par value common stock outstanding)	24,932
Net asset value and offering price per share[b]	$36.53
CLASS C SHARES:
NET ASSETS	$63,421,824
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,742,741
Net asset value and offering price per share[b]	$36.39
CLASS I SHARES:
NET ASSETS	$184,909,937
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,034,587
Net asset value, offering and redemption price per share	$36.73

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividend income (net of $688,237 of foreign withholding tax)	$11,740,984
Expenses:
Investment advisory fees	3,900,443
Distribution fees—Class A	427,657
Distribution fees—Class B	9,724
Distribution fees—Class C	529,170
Custodian fees and expenses	448,414
Shareholder servicing fees—Class A	171,063
Shareholder servicing fees—Class B	3,241
Shareholder servicing fees—Class C	176,390
Transfer agent fees and expenses	264,085
Administration fees	243,261
Registration and filing fees	124,991
Professional fees	114,406
Shareholder reporting expenses	113,364
Directors' fees and expenses	38,424
Line of credit fees	16,887
Miscellaneous	36,515
Total Expenses	6,618,035
Net Investment Income	5,122,949
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(12,463,877)
Foreign currency transactions	(128,072)
Net realized loss	(12,591,949)
Net change in unrealized appreciation (depreciation) on:
Investments	(39,269,397)
Foreign currency translations	6,966
Net change in unrealized appreciation (depreciation)	(39,262,431)
Net realized and unrealized loss	(51,854,380)
Net Decrease in Net Assets Resulting from Operations	$(46,731,431)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
From Operations:
Net investment income	$5,122,949	$4,725,479
Net realized gain (loss)	(12,591,949)	16,917,621
Net change in unrealized appreciation (depreciation)	(39,262,431)	31,170,279
Net increase (decrease) in net assets resulting from operations	(46,731,431)	52,813,379
Dividends and Distributions to Shareholders from: Net Investment Income:
Class A	(1,385,387)	(5,809,907)
Class B	(2,162)	(46,546)
Class C	(189,782)	(1,853,578)
Class I	(2,196,249)	(5,036,764)
Tax Return of Capital:
Class A	(453,670)	—
Class B	(3,442)	—
Class C	(189,712)	—
Class I	(509,214)	—
Total dividends and distributions to shareholders	(4,929,618)	(12,746,795)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	27,143,636	115,660,797
Total increase (decrease) in net assets	(24,517,413)	155,727,381
Net Assets:
Beginning of year	396,548,560	240,821,179
End of year[a]	$372,031,147	$396,548,560

a  Includes dividends in excess of net investment income of $5,716,084 and $9,896,773, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$40.79	$36.11	$27.87	$50.32	$69.88
Income from investment operations:
Net investment income	0.44 [a]	0.59 [a,b]	0.52 [a]	0.73 [a]	0.38 [c]
Net realized and unrealized gain (loss)	(4.24)	5.48	9.75	(22.18)	(12.68)
Total from investment operations	(3.80)	6.07	10.27	(21.45)	(12.30)
Less dividends and distributions to shareholders from:
Net investment income	(0.30)	(1.40)	(2.01)	(0.77)	(0.39)
Net realized gain	—	—	—	—	(6.90)
Tax return of capital	(0.11)	—	(0.04)	(0.25)	—
Total dividends and distributions to shareholders	(0.41)	(1.40)	(2.05)	(1.02)	(7.29)
Redemption fees retained by the Fund	0.00 [d]	0.01	0.02	0.02	0.03
Net increase (decrease) in net asset value	(4.21)	4.68	8.24	(22.45)	(19.56)
Net asset value, end of year	$36.58	$40.79	$36.11	$27.87	$50.32
Total investment return[e]	–9.42%	17.19%	37.45%	–42.79%	–18.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$122.8	$172.6	$121.4	$49.7	$62.2
Ratio of expenses to average daily net assets (before expense reduction)	1.57%[f]	1.56%[f]	1.86%[f]	1.72%	1.67%
Ratio of expenses to average daily net assets (net of expense reduction)	1.57%[f]	1.56%[f]	1.65%[f]	1.64%	1.57%
Ratio of net investment income to average daily net assets (before expense reduction)	1.10%[f]	1.58%[f]	1.51%	1.62%	0.31%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.10%[f]	1.58%[f]	1.70%	1.71%	0.41%
Portfolio turnover rate	105%	110%	170%	127%	228%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  13.8% of net investment income was attributable to a special dividend paid by Boston Properties.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$40.76	$36.06	$27.82	$50.12	$69.65
Income from investment operations:
Net investment income (loss)	0.18 [a]	0.30 [a,b]	0.35 [a]	0.42 [a]	(0.01)[c]
Net realized and unrealized gain (loss)	(4.24)	5.53	9.69	(22.02)	(12.65)
Total from investment operations	(4.06)	5.83	10.04	(21.60)	(12.66)
Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(1.14)	(1.78)	(0.47)	—
Net realized gain	—	—	—	—	(6.90)
Tax return of capital	(0.11)	—	(0.04)	(0.25)	—
Total dividends and distributions to shareholders	(0.17)	(1.14)	(1.82)	(0.72)	(6.90)
Redemption fees retained by the Fund	0.00 [d]	0.01	0.02	0.02	0.03
Net increase (decrease) in net asset value	(4.23)	4.70	8.24	(22.30)	(19.53)
Net asset value, end of year	$36.53	$40.76	$36.06	$27.82	$50.12
Total investment return[e]	–10.02%	16.43%	36.58%	–43.14%	–19.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.9	$1.6	$1.8	$1.9	$3.5
Ratio of expenses to average daily net assets (before expense reduction)	2.22%[f]	2.21%[f]	2.51%[f]	2.37%	2.32%
Ratio of expenses to average daily net assets (net of expense reduction)	2.22%[f]	2.21%[f]	2.30%[f]	2.28%	2.22%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.43%[f]	0.82%[f]	0.95%	0.90%	(0.33)%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.43%[f]	0.82%[f]	1.19%	0.99%	(0.23)%
Portfolio turnover rate	105%	110%	170%	127%	228%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  13.8% of net investment income was attributable to a special dividend paid by Boston Properties.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$40.64	$35.98	$27.79	$50.14	$69.68
Income from investment operations:
Net investment income	0.19 [a]	0.33 [a,b]	0.34 [a]	0.46 [a]	0.03 [c]
Net realized and unrealized gain (loss)	(4.23)	5.49	9.67	(22.07)	(12.66)
Total from investment operations	(4.04)	5.82	10.01	(21.61)	(12.63)
Less dividends and distributions to shareholders from:
Net investment income	(0.10)	(1.17)	(1.80)	(0.51)	(0.04)
Net realized gain	—	—	—	—	(6.90)
Tax return of capital	(0.11)	—	(0.04)	(0.25)	—
Total dividends and distributions to shareholders	(0.21)	(1.17)	(1.84)	(0.76)	(6.94)
Redemption fees retained by the Fund	0.00 [d]	0.01	0.02	0.02	0.03
Net increase (decrease) in net asset value	(4.25)	4.66	8.19	(22.35)	(19.54)
Net asset value, end of year	$36.39	$40.64	$35.98	$27.79	$50.14
Total investment return[e]	–10.02%	16.46%	36.52%	–43.17%	–19.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$63.4	$66.7	$48.1	$39.7	$46.0
Ratio of expenses to average daily net assets (before expense reduction)	2.22%[f]	2.21%[f]	2.51%[f]	2.38%	2.34%
Ratio of expenses to average daily net assets (net of expense reduction)	2.22%[f]	2.21%[f]	2.30%[f]	2.28%	2.22%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.49%[f]	0.87%[f]	0.93%	1.01%	(0.34)%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.49%[f]	0.87%[f]	1.16%	1.10%	(0.22)%[g]
Portfolio turnover rate	105%	110%	170%	127%	228%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  13.8% of net investment income was attributable to a special dividend paid by Boston Properties.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

g  Because the ratios are based on average net assets, the results may differ from the per share amount reflected above.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$40.96	$36.26	$27.98	$50.54	$70.14
Income from investment operations:
Net investment income	0.60 [a]	0.71 [a,b]	0.65 [a]	0.92 [a]	0.57 [c]
Net realized and unrealized gain (loss)	(4.27)	5.51	9.75	(22.34)	(12.72)
Total from investment operations	(3.67)	6.22	10.40	(21.42)	(12.15)
Less dividends and distributions to shareholders from:
Net investment income	(0.45)	(1.53)	(2.10)	(0.91)	(0.59)
Net realized gain	—	—	—	—	(6.90)
Tax return of capital	(0.11)	—	(0.04)	(0.25)	—
Total dividends and distributions to shareholders	(0.56)	(1.53)	(2.14)	(1.16)	(7.49)
Redemption fees retained by the Fund	0.00 [d]	0.01	0.02	0.02	0.04
Net increase (decrease) in net asset value	(4.23)	4.70	8.28	(22.56)	(19.60)
Net asset value, end of year	$36.73	$40.96	$36.26	$27.98	$50.54
Total investment return	–9.11%[e]	17.61%[e]	37.82%	–42.60%	–18.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$184.9	$155.7	$69.5	$41.6	$47.1
Ratio of expenses to average daily net assets (before expense reduction)	1.22%[f]	1.21%[f]	1.51%[f]	1.41%	1.27%
Ratio of expenses to average daily net assets (net of expense reduction)	1.22%[f]	1.21%[f]	1.30%[f]	1.29%	1.21%
Ratio of net investment income to average daily net assets (before expense reduction)	1.52%[f]	1.88%[f]	1.93%	2.13%	0.66%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.52%[f]	1.88%[f]	2.14%	2.25%	0.72%
Portfolio turnover rate	105%	110%	170%	127%	228%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  13.8% of net investment income was attributable to a special dividend paid by Boston Properties.

d  Amount is less than $0.005.

e  The net asset value (NAV) disclosed in the December 31, 2010 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on Decemb  er 31, 2010.

f  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C, and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)*
Common Stock	$363,200,679	$363,200,679	$—	—
Money Market Funds	300,000	—	300,000	—
Total Investments	$363,500,679	$363,200,679	$300,000	—

*  BGP Holdings PLC was acquired via a spinoff and has been fair valued at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security. Its likelihood of having value in the future is remote.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2011, a portion of the dividends have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

For the period January 1, 2011, through April 30, 2011, the advisor contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's operating expenses at 1.65% for Class A shares, 2.30% for Class B and Class C shares and 1.30% for Class I shares.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the advisor and each subadvisor.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the year ended December 31, 2011, the Fund paid the advisor $86,677 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the year ended December 31, 2011, the Fund has been advised that the distributor received $20,855 in sales commissions from the sale of Class A shares and that the distributor also received $1,253, $1,386 and $15,041 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on the Class B and Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Effective January 1, 2012, the Board of Directors of the Fund approved the adoption of a shareholder services plan for the Fund's Class I shares, pursuant to which the Fund pays the distributor a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class I shares.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor that was reimbursed by the Fund in the amount of $6,986 for the year ended December 31, 2011.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2011, totaled $478,519,502 and $448,314,668, respectively.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2011	2010
Ordinary income	$3,773,580	$12,746,795
Tax return of capital	1,156,038	—
Total dividends and distributions	$4,929,618	$12,746,795

As of December 31, 2011, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$361,290,151
Gross unrealized appreciation	$14,407,708
Gross unrealized depreciation	(12,197,180)
Net unrealized appreciation	$2,210,528

As of December 31, 2011, the Fund had a net capital loss carryforward of $93,870,309 which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover of $12,378,807 recognized during the current year which under current Federal income tax rules may offset capital gains recognized in any future period but must be utilized prior to using the balance of its short-term capital loss carryovers of which $46,657,842 will expire on December 31, 2016 and $34,833,660 will expire on December 31, 2017. In addition, the Fund incurred short-term capital losses of $3,569,300 and net ordinary losses of $1,003,899 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

As of December 31, 2011, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized appreciation on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and income redesignations. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $2,831,320 and dividends in excess of net investment income was credited $2,831,320. Net assets were not affected by this reclassification.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 50 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class A:
Sold	1,684,192	$68,475,975	3,268,388	$122,310,120
Issued as reinvestment of dividends and distributions	37,312	1,538,270	125,624	4,742,534
Redeemed	(2,595,457)	(100,324,206)	(2,526,353)	(98,101,000)
Redemption fees retained by the Fund[a]	—	6,543	—	27,650
Net increase (decrease)	(873,953)	$(30,303,418)	867,659	$28,979,304
Class B:
Sold	769	$32,338	222	$8,409
Issued as reinvestment of dividends and distributions	97	4,088	829	31,424
Redeemed	(16,167)	(660,104)	(11,665)	(427,214)
Redemption fees retained by the Fund[a]	—	59	—	316
Net decrease	(15,301)	$(623,619)	(10,614)	$(387,065)
Class C:
Sold	624,076	$25,297,145	712,525	$26,661,268
Issued as reinvestment of dividends and distributions	5,296	223,853	28,056	1,063,079
Redeemed	(527,563)	(20,622,717)	(435,856)	(16,121,935)
Redemption fees retained by the Fund[a]	—	2,499	—	10,075
Net increase	101,809	$4,900,780	304,725	$11,612,487

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I:
Sold	3,440,938	$137,329,314	2,364,308	$93,732,299
Issued as reinvestment of dividends and distributions	45,746	1,840,873	99,813	3,789,911
Redeemed	(2,251,802)	(86,006,329)	(580,547)	(22,081,052)
Redemption fees retained by the Fund[a]	—	6,035	—	14,913
Net increase	1,234,882	$53,169,893	1,883,574	$75,456,071

a  A 2% redemption fee may be charged on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Effective March 1, 2011, the Fund no longer charges redemption fees.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 27, 2012. The Fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the credit agreement. (For the period January 1, 2011 through January 28, 2011, the commitment fee was 0.15%). Effective January 27, 2012, the credit agreement was renewed under similar terms and expires January 25, 2013. The commitment fee was reduced to 0.10%.

During the year ended December 31, 2011, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-04, "Fair Value Measurements and Disclosures (Topic 820)—Amendments to Achieve

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011.

Note 9. Subsequent Events

Events and transactions occurring after December 31, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Shares, Inc. (the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2012

COHEN & STEERS GLOBAL REALTY SHARES, INC.

TAX INFORMATION—2011 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $4,322,637.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $549,057. The Fund generated net foreign source income of $9,241,592 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Martin Cohen[5] Age: 63	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Disinterested Directors

Michael G. Clark Age: 46	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	19	June 2011 to present

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 69	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Teluride Mountain Film Festival since 2010; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	19	2001 to present

George Grossman Age: 58	Director	Until next election of directors	Attorney-at-law	19	1993 to present

Richard E. Kroon Age: 69	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	19	2004 to present

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 68	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	19	2001 to present

Frank K. Ross Age: 68	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	19	2004 to present

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Willard H. Smith Jr.[6] Age: 75	Director	Until next election of directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	19	1996 to present

C. Edward Ward Jr. Age: 65	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	19	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

6  Effective December 31, 2011, Willard H. Smith Jr. retired from the Board of Directors in accordance with the mandatory retirement policy.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 47	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 48	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Scott Crowe Age: 34	Vice President	Senior Vice President and Global Research Strategist of the Advisor since 2007. Prior thereto, Executive Director at UBS and head of U.S. REITs and a global strategist. He also worked at UBS Warburg as a real estate analyst.	Since 2008

Francis C. Poli Age: 49	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 45	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 43	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Scott Crowe
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
800-437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CSFAX
B—CSFBX
C—CSFCX
I— CSSPX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded bythe delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

Annual Report December 31, 2011

Cohen & Steers Global Realty Shares

CSFAXAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at cohenandsteers.com/downloads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
Audit Fees	$47,000	$47,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                 No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2011	2010

Registrant	$6,000	$6,000
Investment Advisor	$20,000	$20,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 2, 2012